ANCORA TRUST

Ancora Income Fund

Ancora/Thelen Small-Mid Cap Fund

Ancora MicroCap Fund

Ancora Special Opportunity Fund

Supplement dated May 25, 2017 to the Prospectus, Summary Prospectuses and Statement of Additional Information each dated April 30, 2017.

This Supplement updates certain information contained in the above-dated Prospectus, Summary Prospectuses and Statement of Additional Information for Ancora Trust (the “Trust”) regarding the Ancora Income Fund, Ancora/Thelen Small-Mid Cap Fund, Ancora MicroCap Fund and Ancora Special Opportunity Fund (the “Funds”).

The Board of Trustees of the Trust has approved the termination of the Class C Shares of each of the Funds.  The Class C Shares are now closed to all new investment.  All references to the Class C Shares in the Prospectus, Summary Prospectuses and Statement of Additional Information are deleted in their entirety.  Effective as of the close of business on June 28, 2017, all outstanding Class C Shares of each Fund will be converted into Class I Shares of such Fund based on the respective net asset values of the two share classes.

In addition, all references in the Prospectus, Summary Prospectuses and Statement of Additional Information to eligibility requirements for investing in Class I Shares are hereby deleted in their entirety, except that the Minimum Initial Investment for the Class I Shares shall remain $5,000 and the Minimum Additional Investment for Class I Shares shall remain $1,000.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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